EXHIBIT 99.2
                                                                    ------------

                  AMENDMENT TO THE AMENDED AND RESTATED BY-LAWS
                      APPROVED BY THE BOARD OF DIRECTORS OF
                                  CHATTEM, INC.
                                 AUGUST 23, 2005


     1. Article II, Section 1 is hereby deleted in its entirety and in lieu thereof shall be inserted the following:

     Section 1. Number and Compensation. There shall be from five to 12 directors of the corporation. Compensation of directors shall be determined by the board.

     2. Except as specifically provided above, the Amended and Restated By-Laws shall continue in full force and effect.